UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08476

The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2022

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Christopher J. Marangi
Chief Investment Officer	Co-Chief Investment Officer
BA, Williams College
MBA, Columbia Business School

To Our Stockholders,

For the six months ended June 30, 2022, the net asset value (NAV) total return of The Gabelli Multimedia Trust Inc. (the Fund) was (35.5)%, compared with a total return of (26.7)% for the Morgan Stanley Capital International (MSCI) AC World Communication Services Index. The total return for the Fund’s publicly traded shares was (11.8)%. The Fund’s NAV per share was $4.94, while the price of the publicly traded shares closed at $7.23 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2022.

Investment Objective and Strategy (Unaudited)

The Gabelli Multimedia Trust is a non-diversified, closed-end management investment company whose primary objective is long term growth of capital, with income as a secondary objective. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

Markets came under pressure as concerns about inflation, sparked by loose monetary and fiscal policies, supply chain issues, and oil and agricultural products shocks exacerbated by the war in Ukraine morphed into worries about an economic downturn triggered largely by central bank tightening meant to control inflation. Reflecting these higher rates, the P/E multiple on the S&P 500 compressed from 21x to 16x, though the earnings estimates underlying current multiples are likely to decline as economic weakness spreads. Energy was the strongest sector in the first half, though it too succumbed to heavy selling pressure in June. Cyclically sensitive sectors, including Technology, Consumer Discretionary, and Industrials, performed poorly while more resilient sectors such as Utilities, Staples, and Health Care were relatively strong.

The Fund benefited from three takeovers during the first half of the year: video game publisher Activision Blizzard Inc. (0.73% of total investments as of June 30, 2022, +18% contribution to return) agreed to be acquired by Microsoft; broadcaster TEGNA Inc. (0.05%, +14%) agreed to be acquired by Standard General; and cybersecurity provider Mandiant (+27%) (currently not held at June 30, 2022) agreed to be acquired by Google. The subscription revenue offered by telecom companies T-Mobile US Inc. (1.72%, +16%), AT&T Inc. (0.40%, +17%), Telefonica SA (0.43%, +25%), and Deutsche Telekom AG (0.19%, +11%) made them safe havens in the quarter.

In contrast, advertising-oriented companies, including Google and Facebook parents Alphabet Inc. (2.97%, -25%) and Meta Platforms Inc. (2.29%, -52%) – the two largest recipients of ad dollars globally – as well as traditional media companies such as Warner Bros Discovery Inc. (0.93%, -46%) and The Walt Disney Co. (1.33%, -39%) were more challenged. Netflix Inc. (0.46%, -71%) faced both increased competition in streaming and economic pressure on its subscribers. The single largest detractor from performance, however, was Sony Group Corp. (5.44%, -35%). The flipside to the Activision acquisition could be that it disadvantages Microsoft’s primary rival, Sony PlayStation; Sony also faces headwinds across its consumer businesses and from semiconductor supply challenges.

In the wake of such a disappointing performance to start the year, it’s worth noting that the market sits over 20% above where it ended 2019, an 8% CAGR over a very fraught time. We as a society may have moved past COVID-19, but its after-effects are still felt. Political, corporate, and individual actors still need to sort through a variety of issues. Economic and market conditions may worsen before they improve, but the risks are far more balanced today than they have been in some time.

A volatile market driven by macro headlines should ultimately prove a rich environment for active management and fundamental value strategies like ours. Cash flow and balance sheets matter most in these times of stress. Identifying companies with pricing power, manageable cost structures, and limited capital intensity that trade at discounts to Private Market Value should be a formula for success in times of inflation, recession, or both, no matter what the decade.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2022 (a) (Unaudited)

	Six Months	1 Year	5 year	10 year	15 year	Since Inception (11/15/94)
The Gabelli Multimedia Trust Inc. (GGT)
NAV Total Return (b)	(35.45)%	(39.90)%	(0.80)%	7.17%	2.52%	7.17%
Investment Total Return (c)	(11.84)	(25.94)	7.64	12.59	6.20	9.07
MSCI AC World Communication Services Index	(26.72)	(29.59)	3.78	5.01	3.45	5.52	(d)

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The MSCI AC World Communication Services Index is an unmanaged index that measures the performance of Communication Services from around the world. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	The MSCI AC World Communication Services Index inception date is December 30, 1994.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2022:

The Gabelli Multimedia Trust Inc. (GGT)

Entertainment	20.3%
Cable	10.7%
Computer Software and Services	8.7%
U.S. Government Obligations	7.3%
Broadcasting	7.0%
Electronics	6.3%
Telecommunications: National	5.3%
Hotels and Gaming	4.6%
Real Estate	4.1%
Wireless Communications	3.8%
Computer Hardware	2.7%
Telecommunications: Regional	2.3%
Satellite	2.0%
Financial Services	1.9%
Business Services: Advertising	1.9%

Business Services	1.6%
Publishing	1.6%
Equipment	1.5%
Consumer Products	1.4%
Telecommunications: Long Distance	1.4%
Consumer Services	1.2%
Retail	0.9%
Information Technology	0.7%
Food and Beverage	0.4%
Diversified Industrial	0.4%
Closed-End Funds	0.0%*
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 92.4%
	DISTRIBUTION COMPANIES — 55.0%
	Broadcasting — 7.0%
10,000	Asahi Broadcasting Group Holdings Corp.	$42,567	$48,275
23,000	Beasley Broadcast Group Inc., Cl. A†	58,980	29,440
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	26,132
18,000	Cogeco Inc.	449,026	954,397
35,000	Corus Entertainment Inc., OTC, Cl. B	117,328	96,600
300,000	Corus Entertainment Inc., Toronto, Cl. B	1,193,841	822,716
30,000	Fox Corp., Cl. A	1,246,500	964,800
29,500	Fox Corp., Cl. B	903,928	876,150
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	14,460
5,000	iHeartMedia Inc., Cl. A†	32,257	39,450
15,000	Informa plc†	152,747	96,556
250,000	ITV plc	493,759	198,603
8,000	Liberty Broadband Corp., Cl. A†	540,820	908,400
37,800	Liberty Broadband Corp., Cl. C†	4,286,518	4,371,192
19,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	488,246	684,760
69,361	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	2,752,552	2,500,464
68,566	Media Prima Berhad	34,965	6,067
4,000	Nexstar Media Group Inc., Cl. A	341,960	651,520
25,000	Nippon Television Holdings Inc.	380,453	222,398
4,000	NRJ Group	17,822	25,989
3,000	RTL Group SA	107,299	125,251
95,000	Sinclair Broadcast Group Inc., Cl. A	2,895,455	1,938,000
33,000	TBS Holdings Inc.	675,978	413,230
6,000	TEGNA Inc.	86,603	125,820
30,000	Television Broadcasts Ltd.†	82,825	16,478
22,000	Television Francaise 1	219,175	155,736
240,000	TV Azteca SAB de CV†	58,305	10,491
		17,746,169	16,323,375
	Business Services — 1.5%
6,000	Carlisle Support Sevices Group Ltd.†(a)	200	584
4,000	Fluent Inc.†	32,492	4,760
6,000	Impellam Group plc†	8,600	33,598

			Market
Shares		Cost	Value
10,700	S&P Global Inc.	$2,530,709	$3,606,542
		2,572,001	3,645,484
	Cable — 10.7%
16,000	AMC Networks Inc., Cl. A†	489,379	465,920
300	Cable One Inc.	333,624	386,796
3,800	Charter Communications Inc., Cl. A†	1,664,868	1,780,414
35,000	Cogeco Communications Inc.	794,660	2,367,503
128,000	Comcast Corp., Cl. A	5,142,589	5,022,720
46,000	Liberty Global plc, Cl. A†	780,120	968,300
205,177	Liberty Global plc, Cl. C†	6,303,611	4,532,360
19,400	MultiChoice Group	133,926	138,100
100,000	Rogers Communications Inc., New York, Cl. B	4,511,625	4,790,000
90,000	Shaw Communications Inc., New York, Cl. B	326,537	2,651,400
110,000	WideOpenWest Inc.†	918,445	2,003,100
		21,399,384	25,106,613
	Computer Software and Services — 0.4%
1,000	Sciplay Corp., Cl. A†	13,274	13,970
28,000	SolarWinds Corp.	480,409	287,000
2,000	Tencent Holdings Ltd.	113,079	90,330
5,000	Zoom Video Communications Inc., Cl. A†	409,022	539,850
10,000	Zuora Inc., Cl. A†	114,108	89,500
		1,129,892	1,020,650
	Consumer Services — 1.1%
50,000	Bollore SE	279,735	231,597
150	Cie de L’Odet SE	219,639	169,768
26,000	IAC/InterActiveCorp.†	1,526,123	1,975,220
95	JD.com Inc., Cl. A	3,466	3,060
160,000	Liberty TripAdvisor Holdings Inc., Cl. A†	639,024	121,056
		2,667,987	2,500,701
	Diversified Industrial — 0.4%
27,000	Bouygues SA	899,609	830,731
6,000	Malaysian Resources Corp. Berhad	4,297	476
		903,906	831,207
	Entertainment — 11.8%
102,000	Borussia Dortmund GmbH & Co. KGaA†	768,472	382,456
18,900	GAN Ltd.†	265,963	55,944
492,000	Grupo Televisa SAB, ADR	5,888,419	4,024,560
170,500	Liberty Media Acquisition Corp.†	1,707,335	1,691,360

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
55,000	Liberty Media Corp.- Liberty Braves, Cl. A†	$1,410,663	$1,383,250
122,000	Liberty Media Corp.- Liberty Braves, Cl. C†	2,593,397	2,928,000
8,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	210,094	463,760
32,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	998,875	2,031,040
4,000	M6 Metropole Television SA	35,208	59,063
41,020	Madison Square Garden Entertainment Corp.†	3,237,438	2,158,472
29,000	Madison Square Garden Sports Corp.†	4,818,327	4,379,000
20,500	Naspers Ltd., Cl. N	2,290,857	2,983,527
6,200	Netflix Inc.†	2,314,938	1,084,194
5,000	Pinterest Inc., Cl. A†	115,708	90,800
25,000	Reading International Inc., Cl. A†	319,402	90,250
8,000	Reading International Inc., Cl. B†	88,358	168,000
7,000	Roku Inc.†	413,048	574,980
50,000	Sirius XM Holdings Inc.	300,473	306,500
23,700	Take-Two Interactive Software Inc.†	3,233,522	2,903,961
		31,010,497	27,759,117
	Equipment — 1.5%
7,200	Amphenol Corp., Cl. A	7,014	463,536
57,000	Corning Inc.	1,728,782	1,796,070
35,000	Flex Ltd.†	624,117	506,450
5,700	QUALCOMM Inc.	520,265	728,118
		2,880,178	3,494,174
	Financial Services — 1.7%
15,000	Caribbean Investment Holdings Ltd.†	14,944	4,839
5,000	Conx Corp.†	49,800	49,600
75,000	Counter Press Acquisition Corp.†	750,000	749,250
3,000	Jardine Matheson Holdings Ltd.	181,751	157,680
34,500	Kinnevik AB, Cl. A†	458,167	569,955
25,000	Kinnevik AB, Cl. B†	445,892	402,747
1,100	LendingTree Inc.†	297,422	48,202
95,000	Orascom Financial Holding SAE†	13,907	879
22,600	PayPal Holdings Inc.†	4,123,460	1,578,384
50,000	Trine II Acquisition Corp.†	500,000	497,500

Shares		Cost	Market Value
14,000	Waterloo Investment Holdings Ltd.†(a)	$2,009	$7,000
		6,837,352	4,066,036
	Food and Beverage — 0.4%
2,400	Pernod Ricard SA	148,081	440,894
2,500	Remy Cointreau SA	302,970	436,733
		451,051	877,627
	Information Technology — 0.7%
25,500	Prosus NV	2,139,545	1,669,636

	Real Estate — 2.4%
13,000	American Tower Corp., REIT	1,821,150	3,322,670
3,000	Crown Castle International Corp., REIT	298,756	505,140
5,500	Digital Realty Trust Inc., REIT	720,500	714,065
15,000	Midway Investments†(a)	96	183
75,000	Radius Global Infrastructure Inc., Cl. A†	1,161,693	1,144,500
		4,002,195	5,686,558
	Retail — 0.6%
10,000	Amazon.com Inc.†	1,322,964	1,062,100
1,000	Best Buy Co. Inc.	30,800	65,190
133,000	Qurate Retail Inc., Cl. A	1,133,388	381,710
		2,487,152	1,509,000
	Satellite — 2.0%
128,000	DISH Network Corp., Cl. A†	5,233,257	2,295,040
100,000	EchoStar Corp., Cl. A†	2,590,472	1,930,000
10,000	Iridium Communications Inc.†	102,804	375,600
250,000	PT Indosat Tbk	52,779	109,918
3,000	SKY Perfect JSAT Holdings Inc.	15,472	11,940
		7,994,784	4,722,498
	Telecommunications: Long Distance — 1.4%
45,000	AT&T Inc.	905,590	943,200
15,000	BCE Inc.	670,902	737,298
130,000	Telesat Corp.†	4,866,093	1,452,100
4,203	TIM SA, ADR	108,533	51,066
		6,551,118	3,183,664
	Telecommunications: National — 5.3%
22,000	Deutsche Telekom AG	411,439	436,798
50,000	Deutsche Telekom AG, ADR	646,760	996,000
14,000	Elisa Oyj	138,049	786,675
2,000	Freenet AG	43,087	49,610
3,605	Hellenic Telecommunications Organization SA	41,551	62,599

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
5,000	Itissalat Al-Maghrib	$76,173	$58,947
50,000	Koninklijke KPN NV	162,831	178,204
82,000	Liberty Latin America Ltd., Cl. A†	934,781	639,600
79,036	Liberty Latin America Ltd., Cl. C†	1,295,276	615,690
45,000	Lumen Technologies Inc.	624,872	490,950
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	4,200
135,000	Megacable Holdings SAB de CV	465,281	327,741
20,000	Nippon Telegraph & Telephone Corp.	230,089	574,292
5,000	Oi SA, ADR†	1,613	1,052
9,000	Orange SA, ADR	125,267	105,930
22,000	PLDT Inc., ADR	370,294	669,240
6,000	Rostelecom PJSC, ADR(a)	41,408	0
22,500	Shenandoah Telecommunications Co.	771,168	499,500
22,000	Swisscom AG, ADR	579,192	1,211,980
10,000	Telecom Argentina SA, ADR	32,356	45,500
300,000	Telecom Italia SpA†	734,121	78,502
20,000	Telefonica Brasil SA, ADR	268,102	181,200
195,000	Telefonica SA, ADR	1,060,441	1,000,350
140,000	Telekom Austria AG	962,459	931,628
15,172	Telia Co. AB	42,639	58,109
6,000	Telkom Indonesia Persero Tbk PT, ADR	12,340	162,240
2,400	Telstra Corp. Ltd., ADR	30,324	31,848
350,000	VEON Ltd., ADR†	583,009	161,000
40,000	Verizon Communications Inc.	2,190,637	2,030,000
		12,884,839	12,389,385
	Telecommunications: Regional — 2.3%
116,500	Orange Belgium SA†	3,063,805	2,187,784
90,000	Telephone and Data Systems Inc.	3,452,282	1,421,100
80,000	TELUS Corp.	517,468	1,782,400
		7,033,555	5,391,284
	Wireless Communications — 3.8%
60,000	Altice USA Inc., Cl. A†	1,552,450	555,000
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	1,123,650
26,000	Anterix Inc.†	1,126,622	1,067,820
389,058	Jasmine International PCL†	21,005	37,855
39,000	Millicom International Cellular SA, SDR†	1,073,121	556,612

			Market
Shares		Cost	Value
55,000	Operadora De Sites Mexicanos SAB de CV	$65,801	$63,616
19,000	Orascom Investment Holding, GDR†	15,524	475
20,650	SK Telecom Co. Ltd., ADR	761,588	460,908
30,000	T-Mobile US Inc.†	3,059,081	4,036,200
19,000	Turkcell Iletisim Hizmetleri A/S, ADR	136,231	47,500
32,000	United States Cellular Corp.†	1,167,112	926,720
		9,345,699	8,876,356
	TOTAL DISTRIBUTION COMPANIES	140,037,304	129,053,365
	COPYRIGHT/CREATIVITY COMPANIES — 37.4%
	Business Services — 0.1%
5,000	Light & Wonder Inc.†	57,774	234,950

	Business Services: Advertising — 1.9%
1,000	Boston Omaha Corp., Cl. A†	16,970	20,650
190,000	Clear Channel Outdoor Holdings Inc.†	200,599	203,300
10,000	comScore Inc.†	39,780	20,600
23,000	JCDecaux SA†	538,946	386,369
24,400	Lamar Advertising Co., Cl. A, REIT	1,639,083	2,146,468
10,820	Magnite Inc.†	22,112	96,082
1,500	Publicis Groupe SA	10,478	73,346
4,000	Ströeer SE & Co. KGaA	89,263	179,828
50,000	The Interpublic Group of Companies Inc.	1,165,302	1,376,500
		3,722,533	4,503,143
	Computer Hardware — 2.7%
43,600	Apple Inc.	4,407,971	5,960,992
11,000	Dell Technologies Inc., Cl. C	534,889	508,310
		4,942,860	6,469,302
	Computer Software and Services — 8.3%
22,000	Activision Blizzard Inc.	1,731,232	1,712,920
4,000	Actua Corp.†	0	40
3,200	Alphabet Inc., Cl. A†	4,460,354	6,973,632
700	Alphabet Inc., Cl. C†	1,018,056	1,531,215
31,500	eBay Inc.	1,122,294	1,312,605
33,300	Meta Platforms Inc., Cl. A†	7,315,426	5,369,625
7,000	Microsoft Corp.	1,385,708	1,797,810
15,000	Momentive Global Inc.†	303,005	132,000
300	Red Violet Inc.†	1,920	5,712
17,000	Vimeo Inc.†	389,087	102,340
4,000	VMware Inc., Cl. A	437,316	455,920
		18,164,398	19,393,819

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Consumer Products — 1.4%
10,000	Johnson Outdoors Inc., Cl. A	$817,594	$611,600
1,500	Nintendo Co. Ltd.	173,424	648,732
38,000	Nintendo Co. Ltd., ADR	1,030,910	2,045,160
		2,021,928	3,305,492
	Consumer Services — 0.1%
1,400	Marriott Vacations Worldwide Corp.	165,830	162,680
5,500	Peloton Interactive Inc., Cl. A†	98,402	50,490
		264,232	213,170
	Electronics — 6.3%
77,000	IMAX Corp.†	1,347,062	1,300,530
8,000	Intel Corp.	267,399	299,280
3,509	Koninklijke Philips NV	36,698	75,549
15,000	Resideo Technologies Inc.†	133,720	291,300
156,300	Sony Group Corp., ADR	9,633,403	12,780,651
		11,418,282	14,747,310
	Entertainment — 8.5%
7,000	Capcom Co. Ltd.	184,198	169,995
79,200	GMM Grammy Public Co. Ltd.†	52,488	24,865
20,000	IMAX China Holding Inc.	32,485	20,161
6,000	Konami Group Corp.	375,960	332,105
6,000	Lions Gate Entertainment Corp., Cl. B†	45,835	52,980
8,000	Live Nation Entertainment Inc.†	488,485	660,640
45,000	Manchester United plc, Cl. A	707,872	500,400
74,000	Paramount Global, Cl. A	1,714,472	2,017,240
70,000	Paramount Global, Cl. B	2,108,913	1,727,600
4,500	Spotify Technology SA†	647,932	422,235
7,000	Square Enix Holdings Co. Ltd.	281,835	310,068
17,176	STV Group plc	13,537	62,307
116,000	Tencent Music Entertainment Group, ADR†	1,571,933	582,320
42,000	The Marcus Corp.†	597,320	620,340
33,000	The Walt Disney Co.†	4,298,964	3,115,200
28,000	Ubisoft Entertainment SA†	1,862,032	1,229,455
30,000	Universal Entertainment Corp.†	779,894	321,713
62,000	Universal Music Group NV	1,487,390	1,243,191
290,000	Vivendi SE	3,552,343	2,946,668

			Market
Shares		Cost	Value
163,011	Warner Bros Discovery Inc.†	$3,309,260	$2,187,608
26,000	Warner Music Group Corp., Cl. A	763,988	633,360
13,000	World Wrestling Entertainment Inc., Cl. A	682,313	812,370

		25,559,449	19,992,821
	Financial Services — 0.2%
50,000	Waverley Capital Acquisition Corp. 1†	500,000	485,500

	Hotels and Gaming — 4.6%
40,500	Boyd Gaming Corp.	1,113,565	2,014,875
3,300	Caesars Entertainment Inc.†	179,335	126,390
1,600	Churchill Downs Inc.	46,593	306,448
63,000	Entain plc†	1,067,347	954,789
2,000	Flutter Entertainment plc†	342,209	200,709
30,000	Full House Resorts Inc.†	131,758	182,400
15,000	Golden Entertainment Inc.†	178,474	593,250
4,200	Greek Organization of Football Prognostics SA	45,444	60,079
80,000	International Game Technology plc	1,052,863	1,484,800
6,000	Las Vegas Sands Corp.†	328,208	201,540
170,000	Mandarin Oriental International Ltd.†	277,121	321,300
29,000	Melco Resorts & Entertainment Ltd., ADR†	193,802	166,750
40,000	MGM China Holdings Ltd.†	54,867	22,684
23,000	MGM Resorts International	632,031	665,850
4,000	Penn National Gaming Inc.†	26,016	121,680
33,100	Ryman Hospitality Properties Inc., REIT†	1,409,873	2,516,593
14,000	Wynn Resorts Ltd.†	1,472,142	797,720
		8,551,648	10,737,857
	Publishing — 1.6%
20,000	Arnoldo Mondadori Editore SpA	63,828	35,840
974,000	Bangkok Post plc†	47,100	30,304
3,100	Graham Holdings Co., Cl. B	1,734,008	1,757,204
400	John Wiley & Sons Inc., Cl. B	2,846	19,206
8,500	Lee Enterprises Inc.†	186,214	161,415
1,000,000	Nation Group Thailand Public Co. Ltd.†	53,346	8,485
5,263	Nation International Edutainment PCL†	199	983
27,000	News Corp., Cl. A	123,850	420,660
18,500	News Corp., Cl. B	320,318	293,965
6,779	Novus Holdings Ltd.	3,053	1,038

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Publishing (Continued)
63,000	The E.W. Scripps Co., Cl. A†	$1,059,065	$785,610
1,800	Wolters Kluwer NV	40,781	174,597
		3,634,608	3,689,307
	Real Estate — 1.7%
4,000	Equinix Inc., REIT	1,699,453	2,628,080
82,000	Outfront Media Inc., REIT	1,459,763	1,389,900
		3,159,216	4,017,980
	TOTAL COPYRIGHT/
	CREATIVITY COMPANIES	81,996,928	87,790,651

	TOTAL COMMON STOCKS	222,034,232	216,844,016

	CLOSED-END FUNDS — 0.0%
8,000	Altaba Inc., Escrow†	0	40,400

	PREFERRED STOCKS — 0.3%
	DISTRIBUTION COMPANIES — 0.3%
	Broadcasting — 0.0%
5,500	Liberty Broadband Corp., Ser. A, 7.000%	112,525	142,835

	Retail — 0.3%
11,000	Qurate Retail Inc., 8.000%, 03/15/31	988,162	642,950

	TOTAL DISTRIBUTION COMPANIES	1,100,687	785,785

	TOTAL PREFERRED STOCKS	1,100,687	785,785

	RIGHTS — 0.0%
	COPYRIGHT/CREATIVITY COMPANIES — 0.0%
	Publishing — 0.0%
3,455	Nation International Edutainment PCL, expire 07/06/22†	66	323

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
600	Malaysian Resources Corp. Berhad, expire 10/29/27†	0	10

Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS — 7.3%
$17,130,000	U.S. Treasury Bills, 1.032% to 1.647%††, 08/25/22 to 11/25/22	$17,070,730	$17,055,748

TOTAL INVESTMENTS — 100.0%		$240,205,715	234,726,282

Other Assets and Liabilities (Net)			1,175,157

PREFERRED STOCK
(3,986,911 preferred shares outstanding)			(99,922,525)

NET ASSETS — COMMON STOCK
(27,535,751 common shares outstanding)			$135,978,914

NET ASSET VALUE PER COMMON SHARE
($135,978,914 ÷ 27,535,751 shares outstanding)			$4.94

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

	% of Total	Market
Geographic Diversification	Investments	Value
North America	75.1%	$176,129,583
Europe	12.2	28,729,580
Japan	7.6	17,904,692
Latin America	2.5	5,877,859
South Africa	1.4	3,122,665
Asia/Pacific	1.2	2,901,602
Africa/Middle East	0.0 *	60,301
Total Investments	100.0%	$234,726,282

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities
June 30, 2021 (Unaudited)
Assets:
Investments, at value (cost $240,205,715)	$234,726,282
Cash	189,670
Foreign currency, at value (cost $379,840)	376,718
Receivable for investments sold	1,190,839
Dividends and interest receivable	345,148
Deferred offering expense	113,043
Prepaid expenses	2,775
Total Assets	236,944,475
Liabilities:
Distributions payable	70,985
Payable for investments purchased	422,263
Payable for offering costs	209,794
Payable for investment advisory fees	202,584
Payable for payroll expenses	45,441
Payable for accounting fees	7,500
Other accrued expenses	84,469
Total Liabilities	1,043,036
Preferred Stock $0.001 par value:
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, 1,000 shares authorized with 10 shares issued and outstanding)	250,000
Series E Cumulative Preferred Stock (5.125%, $25 liquidation value, 2,000,000 shares authorized with 1,996,700 shares issued and outstanding)	49,917,500
Series G Cumulative Preferred Stock (5.125%, $25 liquidation value, 2,000,000 shares authorized with 1,990,201 shares issued and outstanding)	49,755,025
Total Preferred Stock	99,922,525
Net Assets Attributable to Common Stockholders	$135,978,914

Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$147,209,063
Total accumulated loss	(11,230,149)
Net Assets	$135,978,914

Net Asset Value per Common Share:
($135,978,914 ÷ 27,535,751 shares outstanding at $0.001 par value; 196,750,000 shares authorized )	$4.94

Statement of Operations
For the Six Months Ended June 30, 2022 (Unaudited)
Investment Income:
Dividends (net of foreign withholding taxes of $115,624)	$1,566,589
Interest	33,495
Total Investment Income	1,600,084
Expenses:
Investment advisory fees	1,410,598
Stockholder communications expenses	69,713
Directors’ fees	49,818
Payroll expenses	48,155
Stockholder services fees	41,200
Legal and audit fees	41,004
Custodian fees	24,468
Accounting fees	22,500
Interest expense	190
Miscellaneous expenses	46,681
Total Expenses	1,754,327
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(1,240)
Expenses paid indirectly by broker (See Note 5)	(2,451)
Total Credits and Reductions	(3,691)
Net Expenses	1,750,636
Net Investment Loss	(150,552)
Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	939,125
Net realized loss on foreign currency transactions	(2,479)

Net realized gain on investments and foreign currency transactions	936,646
Net change in unrealized appreciation/depreciation:
on investments	(77,196,300)
on foreign currency translations	(20,060)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(77,216,360)
Net Realized and Unrealized Gain on Investments and Foreign Currency	(76,279,714)
Net Decrease in Net Assets Resulting from Operations	(76,430,266)
Total Distributions to Preferred Stockholders	(2,554,983)
Net Decrease in Net Assets Attributable to Common Stockholders Resulting from Operations	$(78,985,249)

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations:
Net investment loss	$(150,552)	$(674,163)
Net realized gain on investments and foreign currency transactions	936,646	21,843,772
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(77,216,360)	7,082,162
Net Increase/(Decrease) in Net Assets Resulting from Operations	(76,430,266)	28,251,771

Distributions to Preferred Stockholders:
Accumulated earnings	(1,411,723)*	(5,108,518)
Return of capital	(1,143,260)*	—
Total Distributions to Preferred Stockholders	(2,554,983)	(5,108,518)

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	(78,985,249)	23,143,253

Distributions to Common Stockholders:
Accumulated Earnings	—	(17,429,502)
Return of capital	(12,079,811)*	(5,303,790)

Total Distributions to Common Stockholders	(12,079,811)	(22,733,292)

Fund Share Transactions:
Increase in net assets from common shares issued in offering	—	18,168,009
Increase in net assets from common shares issued upon reinvestment of distributions	797,971	2,314,933
Offering costs for common shares charged to paid-in capital	(10,110)	(474,112)
Adjustment of offering costs for preferred shares charged to paid-in capital	—	83,560
Net Increase in Net Assets from Fund Share Transactions	787,861	20,092,390

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders	(90,277,199)	20,502,351

Net Assets Attributable to Common Stockholders:
Beginning of year	226,256,113	205,753,762
End of period	$135,978,914	$226,256,113

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021	2020		2019	2018		2017
Operating Performance:
Net asset value, beginning of year	$8.25		$8.14	$7.93		$7.04	$9.34		$8.13
Net investment income/(loss)	(0.01)		(0.02)	0.02		0.13 (a)	0.03		0.01
Net realized and unrealized gain/ (loss) on investments and foreign currency transactions	(2.78)		1.21	1.27		1.86	(1.28)		2.11
Total from investment operations	(2.79)		1.19	1.29		1.99	(1.25)		2.12
Distributions to Preferred Stockholders: (b)
Net investment income	—		(0.02)	(0.00	)(c)	(0.02)	(0.00	)(c)	(0.00	)(c)
Net realized gain	(0.05	)*	(0.18)	(0.20)		(0.13)	(0.15)		(0.08)
Return of capital	(0.04	)*	—	—		—	—		—

Total distributions to preferred stockholders	(0.09)		(0.20)	(0.20)		(0.15)	(0.15)		(0.08)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	(2.88)		0.99	1.09		1.84	(1.40)		2.04
Distributions to Common Stockholders:
Net investment income	—		(0.07)	(0.02)		(0.12)	(0.01)		(0.03)
Net realized gain	—		(0.61)	(0.83)		(0.71)	(0.89)		(0.73)
Return of capital	(0.44	)*	(0.20)	(0.03)		(0.05)	—		(0.12)

Total distributions to common stockholders	(0.44)		(0.88)	(0.88)		(0.88)	(0.90)		(0.88)
Fund Share Transactions:
Increase in net asset value from common share transactions	—		0.02	—		—	—		—
Increase in net asset value from common shares issued upon reinvestment of distributions	0.01		0.00 (c)	0.00	(c)	0.00 (c)	—		—
Increase in net asset value from repurchase of common shares	—		—	—		—	—		0.00	(c)
Increase in net asset value from redemption of preferred shares	—		—	0.00	(c)	—	—		0.12
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		0.00 (c)	—		(0.07)	(0.00	)(c)	(0.07)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	(0.00	)(c)	(0.02)	—		—	—		—
Total Fund share transactions	0.01		0.00 (c)	0.00	(c)	(0.07)	(0.00	)(c)	0.05
Net Asset Value Attributable to Common Stockholders, End of Period	$4.94		$8.25	$8.14		$7.93	$7.04		$9.34
NAV total return †	(35.45)%		11.54%	18.58%		25.86%	(16.54)%		26.50%
Market value, end of period	$7.23		$8.68	$7.96		$8.02	$7.06		$9.20
Investment total return ††	(11.84)%		23.53%	14.15%		26.67%	(14.93)%		40.21%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021	2020		2019		2018		2017
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$235,901		$326,179	$305,676		$297,577		$243,309		$297,503
Net assets attributable to common shares, end of period (in 000’s)	$135,979		$226,256	$205,754		$197,327		$173,284		$227,477
Ratio of net investment income/ (loss) to average net assets attributable to common shares before preferred share distributions	(0.16	)%(d)	(0.29)%	0.23%		1.62	%(a)	0.39%		0.13%
Ratio of operating expenses to average net assets attributable to common shares before fees waived (e)(f)	1.89	%(d)	1.73%	2.06%		1.69	%(g)	1.62%		1.45%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (e)	1.89	%(d)	1.73%	2.06	%(h)	1.69	%(g)(h)	1.53	%(h)	1.45	%(h)
Portfolio turnover rate	6%		17%	29%		18%		21%		17%

Cumulative Preferred Stock:
6.000% Series B Preferred (i)
Liquidation value, end of period (in 000’s)	—		—	—		—		$19,775		$19,775
Total shares outstanding (in 000’s)	—		—	—		—		791		791
Liquidation preference per share	—		—	—		—		$25.00		$25.00
Average market value (j)	—		—	—		—		$25.81		$26.36
Asset coverage per share (k)	—		—	—		—		$86.86		$106.21
Auction Market Series C Preferred
Liquidation value, end of period (in 000’s)	$250		$250	$250		$250		$250		$250
Total shares outstanding (in 000’s)	0	(l)	0 (l)	0	(l)	0	(l)	0	(l)	0	(l)
Liquidation preference per share(m)	$25,000		$25,000	$25,000		$25,000		$25,000		$25,000
Liquidation value	$25,000		$25,000	$25,000		$25,000		$25,000		$25,000
Asset coverage per share (k)	$59,021		$81,608	$76,478		$74,209		$86,865		$106,212
5.125% Series E Preferred
Liquidation value, end of period (in 000’s)	$49,918		$49,918	$49,918		$50,000		$50,000		$50,000
Total shares outstanding (in 000’s)	1,997		1,997	1,997		2,000		2,000		2,000
Liquidation preference per share	$25.00		$25.00	$25.00		$25.00		$25.00		$25.00
Average market value (j)	$24.40		$25.95	$25.55		$24.88		$23.80		$24.98
Asset coverage per share (k)	$59.02		$81.61	$76.48		$74.21		$86.86		$106.21

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2022	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
5.125% Series G Preferred
Liquidation value, end of period (in 000’s)	$49,755	$49,755	$49,755	$50,000	—	—
Total shares outstanding (in 000’s)	1,990	1,990	1,990	2,000	—	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—	—
Average market value (j)	$24.73	$26.37	$25.61	$25.40	—	—
Asset coverage per share (k)	$59.02	$81.61	$76.48	$74.21	—	—
Asset Coverage (n)	236%	326%	306%	297%	347%	425%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Includes income resulting from special dividends. Without these dividends, the per share income amount would have been $0.02 and the net investment income ratio would have been 0.20%.
(b)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(c)	Amount represents less than $0.005 per share.
(d)	Annualized.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.
(f)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived/fee reduction for the six months ended June 30, 2022 and the years ended December 31, 2021, 2020, 2019, 2018, and 2017, would have been 1.23%, 1.21%, 1.30%, 1.25%, 1.22%, and 1.23%, respectively.
(g)	In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction agent fees. For the year ended December 31, 2019, there was no impact to the ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including the liquidation value of preferred shares.
(h)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2022 and years ended December 31, 2020, 2019, 2018, and 2017, would have been 1.23%, 1.30%, 1.25%, 1.15%, and 1.23%, respectively.
(i)	Based on weekly prices.
(j)	Asset coverage per share is calculated by combining all series of preferred stock.
(k)	The Fund redeemed and retired all its outstanding Series B Preferred Shares on December 26, 2019.
(l)	Actual number of shares outstanding is 10.
(m)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(n)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1.  Organization. The Gabelli Multimedia Trust Inc. (the Fund) was incorporated on March 31, 1994 in Maryland. The Fund is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the 80% Policy). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A  financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Computer Software and Services	$19,393,779	$40	—	$19,393,819
Publishing	3,659,003	30,304	—	3,689,307
Other Industries (b)	64,707,525	—	—	64,707,525
Distribution Companies
Broadcasting	16,308,915	14,460	—	16,323,375
Business Services	3,644,900	—	$584	3,645,484
Financial Services	4,054,197	4,839	7,000	4,066,036
Real Estate	5,686,375	—	183	5,686,558
Telecommunications: National	12,384,133	5,252	0	12,389,385
Wireless Communications	8,838,501	37,855	—	8,876,356
Other Industries (b)	78,066,171	—	—	78,066,171
Total Common Stocks	216,743,499	92,750	7,767	216,844,016
Closed-End Funds	—	40,400	—	40,400
Preferred Stocks (b)	785,785	—	—	785,785
Rights (b)	—	323	—	323
Warrants (b)	10	—	—	10
U.S. Government Obligations	—	17,055,748	—	17,055,748
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$217,529,294	$17,189,221	$7,767	$234,726,282

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Directors.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2022, the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Stockholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the six months ended June 30, 2022, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2022, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. The characterization of distributions to stockholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to stockholders of the Fund’s Series C Cumulative Preferred Stock (Series C Preferred), 5.125% Series E Cumulative Preferred Stock (Series E Preferred), and 5.125% Series G Preferred Stock (Series G Preferred) are accrued on a daily basis and are determined as described in Note 6.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$1,768,849	$518,443
Long term capital gains	15,660,653	4,590,075
Return of capital	5,303,790	—
Total distributions paid	$22,733,292	$5,108,518

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized depreciation at June 30, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$242,608,326	$37,042,794	$(44,924,838)	$(7,882,044)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2022, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the period. For the six months ended June 30, 2022, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of Series C Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Shares were reduced by $1,240. Advisory fees were not accrued on the Series C Preferred Stock.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

4.  Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2022, other than short term securities and U.S. Government obligations, aggregated $14,623,958 and $22,367,910, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2022, the Fund paid $1,237 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,451.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2022, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2022, the Fund accrued $48,155 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6.  Capital. The Fund’s Articles of Incorporation permit the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 common shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2022 and the year ended December 31, 2021, the Fund did not repurchase any of its common shares.

Transactions in shares of common stock were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Increase in net assets from common shares issued in offering	—	—	1,912,422	$18,168,009
Increase in net assets from common shares issued upon reinvestment of distributions	104,371	$797,971	254,819	2,314,933
Net increase	104,371	$797,971	2,167,241	$20,482,942

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

On July 13, 2021, the Fund distributed one transferable right for each of the 25,383,076 common shares outstanding held on that date. Four rights were required to purchase one additional common share at the subscription price of $9.50 per share. On August 31, 2021, the Fund issued 1,912,422 common shares receiving net proceeds of $17,693,897, after the deduction of offering expenses of $474,112. The NAV of the Fund increased by $0.02 per share on the day the additional shares were issued due to the additional shares being issued above NAV. The fund has an effective shelf registration authorizing an additional $381 million of common or preferred shares.

The Fund’s Articles of Incorporation authorize the issuance of up to 4,001,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series E, and Series G Preferred at redemption prices of $25,000, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

The Fund has the authority to purchase its auction rate preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. Existing Series C stockholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series C Preferred Stock at its redemption price. In addition, the Board has authorized the repurchase of the Series E and Series G Preferred Stock in the open market at prices less than the $25 liquidation value per share. The Fund did not repurchase any preferred shares during the six months ended June 30, 2022.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2022	Net Proceeds	2022 Dividend Rate Range	Dividend Rate at 6/30/2022	Accrued Dividends at 6/30/2022
C Auction Rate	March 31, 2003	1,000	10	$24,547,465	0.123% to 2.766%	2.766%	$37
E 5.125%	September 26, 2017	2,000,000	1,996,700	$48,192,240	Fixed Rate	5.125%	$35,532
G 5.125%	December 20, 2019	2,000,000	1,990,201	$48,148,000	Fixed Rate	5.125%	$35,416

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7.  Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

8.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 3, 2022, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Stockholder Meeting – May 9, 2022 – Final Results

The Fund’s Annual Meeting of Stockholders was held virtually on May 9, 2022. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Mario J. Gabelli, Calgary Avansino, and Christopher J. Marangi as Directors of the Fund, with 19,000,821 votes, 21,204,461 votes, and 21,330,381 votes cast in favor of these Directors, and 3,089,539 votes, 885,899 votes, and 759,978 votes withheld for these Directors, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected Anthony S. Colavita as a Trustee of the Fund, with 2,650,445 votes cast in favor of this Trustee and 94,572 votes withheld for this Trustee.

John Birch, Elizabeth C. Bogan, James P. Conn, Frank J. Fahrenkopf, Jr., Kuni Nakamura, Werner J. Roeder, Salvatore J. Zizza, and Daniel E. Zucchi continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the 1940 Act, as amended, contemplates that the Board of the Fund, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Board Members), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the Advisory Agreement) with the Adviser for the Fund.

More specifically, at a meeting held on May 11, 2022, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1) The nature, extent, and quality of services provided by the Adviser

The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board Members noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board noted that the Adviser had engaged, at its expense, BNY to assist it in performing certain of its administrative functions. The Board Members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board Members reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board Members also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board Members also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2) The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared to its Lipper peer group of other SEC registered open-end and closed-end funds. The Board Members considered the Fund’s one, three, five, and ten year average annual total return for the periods ended March 31, 2022, but placed greater emphasis on the Fund’s longer term performance. The peer group considered by the

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Board Members was developed by Gabelli and was comprised of other selected closed-end core, growth, and value equity funds (the Performance Peer Group). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board Members noted that the Fund’s performance was below the median for the one year, three year, five year, and ten year periods. The Board Members concluded that the Fund’s performance was reasonable in comparison to that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board Members’ consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board Members considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against a comparative Gabelli expense peer group comprised of other selected closed-end core, growth, and value equity funds (Expense Peer Group). The Board Members also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board Members considered this information useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered the comparative contract rates. The Board Members noted that the Fund’s advisory fee and total expense ratios were higher than average when compared to those of the Expense Peer Group.

The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other RICs or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.

The Board Members also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2021. The Board Members considered one analysis for the Adviser as a whole and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board Members received an analysis based on the Fund’s average net assets during the period as well as a proforma analysis of profitability at higher and lower asset levels. The Board Members concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board Members’ consideration of economies of scale, the Board Members discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board Members also

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board Members also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board Members noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board Members determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors

In addition to the above factors, the Board Members also discussed other benefits received by the Adviser from their management of the Fund. The Board Members considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on the evaluation of all these factors and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose shares of common s tock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their common shares certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233-5000

Telephone: (800) 336-6983

Website: www.computershare.com/investor

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stocks distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stocks valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stocks The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stocks at the time of valuation exceeds the market price of the common stocks, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stocks in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stocks exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

(Continued)

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately two business days before the 1st and 15th of the month. Funds not received at least two business days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

More information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan is available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

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THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Calgary Avansino
Former Chief Executive Officer,
Glamcam

John Birch
Partner,
The Cardinal Partners Global

Elizabeth C. Bogan
Senior Lecturer in Economics
at Princeton University

Anthony S. Colavita
President,
Anthony S. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Frank J. Fahrenkopf, Jr.
Former President & Chief
Executive Officer,
American Gaming Association

Christopher J. Marangi
Managing Director,
GAMCO Investors, Inc.

Kuni Nakamura
President,
Advanced Polymer, Inc.

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Daniel E. Zucchi
President,
Daniel E. Zucchi Associates

OFFICERS

John C. Ball
President & Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Carter W. Austin
Vice President & Ombudsman

Laurissa M. Martire
Vice President

Daniel Plourde
Vice President

INVESTMENT ADVISER

CUSTODIAN

State Street Bank and Trust
Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GGT Q2/2022

GABELLI FUNDS

THE GABELLI MULTIMEDIA TRUST INC.

GGT

Semiannual Report
June 30, 2022

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2022 through 01/31/2022	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 27,431,380 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Month #2 02/01/2022 through 02/28/2022	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 27,431,380 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Month #3 03/01/2022 through 03/31/2022	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 27,476,851 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Month #4 04/01/2022 through 04/30/2022	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 27,476,851 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Month #5 05/01/2022 through 05/31/2022	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common –27,476,851 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Month #6 06/01/2022 through 06/30/2022	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 27,535,751 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Total	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

101	Inline Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 7, 2022

* Print the name and title of each signing officer under his or her signature.